Exhibit 10.25

First Amendment to Lease Agreement

Zomedica Pharmaceuticals, Inc.

100 Phoenix Drive, Suite 190

This First Amendment to the Lease Agreement (the "Lease") dated August 23, 2016, for premises located at I00 Phoenix Drive, Ann Arbor, Michigan 48108, by and between Wickfield Phoenix, LLC, a Michigan limited liability company ("Landlord"), and Zomedica Pharmaceuticals, Inc., a Delaware corporation ("Tenant", "Zomedica").

NOTWITHSTANDING anything to the contrary contained in the Lease to which this Amendment to Lease is attached and made a part thereof, the Landlord and Tenant agree as follows:

1.	Definitions:

(a)	The term "Lease" shall mean that certain office lease dated August 23, 2016, for the space known as Suite 190 (the"Premises") located at 100 Phoenix Drive, Ann Arbor, Michigan (the "Building").

(b)	The term "Additional Premises" shall mean the 18,640 additional rentable square feet (RSF) inclusive of common area load as set forth below and as more fully described on the floor plan attached hereto as Exhibit A:

a.	Suite 125, East Tower; 5,844 rentable square feet
b.	Suite 180, West Tower; 10,382 rentable square feet;
c.	Suite 195, West Tower; 2,414 rentable square feet;

(c)	The term "Additional Premises Proportionate Share" shall mean five and 69/100 percent (5.69%).

(d)	The term "Additional Premises Commencement Date" shall mean August I, 2018.

2.	Premises: As of the Additional Premises Commencement Date, Landlord shall lease to Tenant the Additional Premises under the terms and conditions contained in the Lease, as herein amended. Thereafter, except as stated herein, all terms and conditions in the Lease pertaining to the Premises shall apply with equal force and effect to the Additional Premises.

3.	Additional Premises Base Rent: Tenant shall pay "Additional Base Rent" in accordance with the payment terms of the Lease, beginning on the Additional Premises Commencement Date and for a period of forty-three (43) months each date thereafter on which Base Rent is due under the Lease. Tenant shall pay Additional Base Rent to Landlord in monthly installments as follows

1
Zomedica Lease Amendment_Additional Premises

TERM	$/SQ.FT 18,640	Monthly	Annually
(1) Months 1-7	$22.50	$34,950.00	$244,650.00
(1) Months 8-19	$23.18	$36,006.27	$432,075.20
(2) Months 20-31	$23.87	$37,078.07	$444,936.80
(3) Months 32-43	$24.59	$38,196.47	$458,357.60
TOTAL BASE RENT			$1,580,019.60

4.	Additional Premises Improvements: Landlord delivered the Additional l Premises to Tenant in "AS IS", "broom clean" condition on or before May 1, 2018. Tenant shall at its sole cost and expense make certain leasehold improvements to the Premises pursuant to the space plan and design agreed to and approved by both Tenant and Landlord and attached hereto as Exhibit A (the "Space Plan"). Notwithstanding the foregoing, to the extent Landlord agrees to pay for any portion of the Additional Premises improvements, such payment shall be amortized at 7% interest into the Additional Premises Rent. All Change orders shall require written approval by both Landlord and Tenant.

5.	Additional Parking: Tenant shall be entitled to the non-exclusive use of the exterior on-grade parking areas (that are not otherwise reserved) located on the Development ("Parking Area").

6.	General: Capitalized terns not otherwise defined in this Amendment shall have the meanings set fo1th in the Lease. Except for the terms explicitly amended or modified by this Amendment, all of the other te1ms and conditions of the Lease shall remain in full force and effect. Tenant hereby acknowledges that as of the date hereof, Tenant has no claims arising under the Lease against Landlord, its agents or beneficiaries, and that Tenant knows of ne default or failure on the part of Landlord to perform any covenant, condition or undertaking to be kept or performed by Landlord under the Lease. Tenant hereby releases Landlord from any liability under the Lease p1ior to the date hereof.

This Amendment to Lease Agreement is executed by and effective on this 31st_ day of July, 2018.

LANDLORD:

WICKFIELD PHOENIX LLC, a Michigan limited liability company

By:	/s/Bradley J. Hayosh

Bradley J. Hayosh
Its:	Authorized Agent

2
Zomedica Lease Amendment_Additional Premises

TENANT:

ZOMEDICA PHARMACEUTICALS, INC, a Delaware corporation

By:	/s/ Gerald Solensky Jr.

Its:	Chairman – CEO

3
Zomedica Lease Amendment_Additional Premises

EXHIBIT A

SPACE PLAN

4
Zomedica Lease Amendment_Additional Premises

CL. FIRE RISER ROOM

FURNITURE PLAN

NORTH

Joseph S. Novitsky
Architecture
1755 Royal Ave.
Berkley, MI 48072
(248) 433-2030

Seal:

Revisions:

Project Name:
ZOMEDICA LAB

Owner:
SPACE CARE INTERIORS, INC.

Sheet Title:
PROPOSED
FLOOR PLAN
& DETAILS

Date: 04/17/2018
Drawn by: RL, LDK, MRC

Project Number:
18094

Sheet Number:
A-3

EXPANSION SPACE B
2130 USF
EXPANSION SPACE A
9231 USF
EXISTIJli OFFICE
5076 USF

CURRENT:

(3) C-SUITES
(2) MANAGER OFFICES
(5) SINGLE SUPPORT OFFICES
(1) DOUBLE SUPPORT OFFICE
(1) RECEPTION/LOBBY
(1) LARGE CONFERENCE ROOM
(1) SMALL CONFERENCE ROOM
(1) COPY/FILE ROOM
(1) KITCHEN AREA
(1) IT/SERVER ROOM

EXPANSION A:

(4) C-SUITES
(1) MANAGER OFFICE
(9) SINGLE SUPPORT OFFICES
(2) DOUBLE SUPPORT OFFICES
(2) TRIPLE SUPPORT OFFICES
(1) LARGE TRAINING ROOM
(1) MEDIUM CONFERENCE ROOM
(1) COPY/FILE ROOM
(1) KITCHEN/EATING AREA
(1) FIRE SAFE FILE ROOM
(1) STORAGE ROOM
(1) COAT CLOSET

EXPANSION 8:

(3) SINGLE SUPPORT OFFICES
(2) DOUBLE SUPPORT OFFICES
(1) LARGE COPY AREA
(1) STORAGE ROOM
(6) 4' BENCHING STATIONS
(1) COAT CLOSET

ISSUE DATE:
PROJECT ADMI
K. LEWIS
PROJECT DESIGNE
E. ROGGEMAN
CHECKED BY:
APPROVAL:

SCALE
1-16" 1'0"

Ph'.if NUMBfR:
I Of I